UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8‑K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
November 1, 2005

UNIFI, INC.
(Exact name of registrant as specified in its charter)

New York (State of Incorporation)	1-10542 (Commission File Number)	11-2165495 (IRS Employer Identification No.)

7201 West Friendly Avenue
Greensboro, North Carolina 27410
(Address of principal executive offices, including zip code)

(336) 294-4410
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On November 1, 2005, the Company entered into Change of Control Agreements (the "Agreements") with Thomas H. Caudle, Jr., the Company's Vice President, Global Operations, Benny Holder, the Company's Vice President, Information Technology, William M. Lowe, Jr., the Company's Vice President, Chief Operating Officer and Chief Financial Officer and Charles F. McCoy, the Company's Vice President, Secretary and General Counsel (each, an "Officer" and collectively, the "Officers").  The Agreements provide that if the Officer's employment is terminated involuntarily, other than by death or disability or cause, or voluntarily, other than for good reason, after a change in control of the Company, the Officer will receive certain benefits.  The present value of the benefits will be 2.99 times the average of such Officer's annual taxable compensation paid during the five (5) calendar years (or the period of such executive's employment with the Company if the executive has been employed with the Company for less than five calendar years) preceding the change of control of the Company, limited to the amount deductible by the Company and as may be subject to excise taxes under the Internal Revenue Code, all as determined by the Company's independent certified public accountants, whose decision shall be binding upon the Company and such Officer.  These benefits will be paid to such Officer in equal installments over a twenty-four (24) month period.

A change of control is deemed to occur if, among other things, (i) there shall be consummated any consolidation or merger of the Company or the sale of all or substantially all of the assets of the Company, (ii) the Shareholders of the Company approved any plan or proposal for the liquidation or dissolution of the Company, (iii) any person acquires twenty percent (20%) or more of the outstanding voting stock of the Company, or (iv) if there is a change in the majority of Directors under specified conditions within a two (2) year period.

The Agreements are substantially similar to, and replace, the Change of Control Agreements between the Officers and the Company that expired on November 1, 2005.  A copy of each of the Agreements is attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4 and incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)        Exhibits.

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
10.1	Change of Control Agreement between Unifi, Inc. and Thomas H. Caudle, Jr., effective November 1, 2005
10.2	Change of Control Agreement between Unifi, Inc. and Benny Holder, effective November 1, 2005.
10.3	Change of Control Agreement between Unifi, Inc. and William M. Lowe, Jr., effective November 1, 2005.
10.4	Change of Control Agreement between Unifi, Inc. and Charles F, McCoy, effective November 1, 2005.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    UNIFI, INC.

                                                    By:     /s/ CHARLES F. MCCOY
                                                                Charles F. McCoy
                                                                Vice President, Secretary and General Counsel

Dated:  November 2, 2005

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
10.1	Change of Control Agreement between Unifi, Inc. and Thomas H. Caudle, Jr., effective November 1, 2005
10.2	Change of Control Agreement between Unifi, Inc. and Benny Holder, effective November 1, 2005.
10.3	Change of Control Agreement between Unifi, Inc. and William M. Lowe, Jr., effective November 1, 2005.
10.4	Change of Control Agreement between Unifi, Inc. and Charles F, McCoy, effective November 1, 2005.